UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

OLD POINT FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Queen Street
Hampton, Virginia  23669
(Address of principal executive offices)  (Zip Code)

(757)728-1200
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	OPOF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Old Point Financial Corporation (the Company) held its annual stockholders' meeting (Annual Meeting) on May 24, 2022. A quorum of stockholders was present, consisting of a total of 4,111,850 shares, represented in person or by proxy. Matters voted upon were (1) the election of 13 directors to serve until the 2023 Annual Meeting of Stockholders, (2) approval, in an advisory, non-binding vote, of the compensation of the Company’s named executive officers, and (3) ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The 13 director nominees were elected and all other matters were approved by stockholders. The voting results with respect to each matter are set out below.

Election of Directors
Director Nominee	For	Against	Abstain	Broker Non Votes
Stephen C. Adams	2,981,126	531,040	519	599,165
Russell Smith Evans, Jr.	2,964,617	541,684	6,383	599,165
Michael A. Glasser	2,849,846	652,706	10,133	599,165
Sarah B. Golden	2,965,320	526,223	21,142	599,165
Dr. Arthur D. Greene	2,855,682	656,484	519	599,165
John Cabot Ishon	2,974,166	538,136	383	599,165
William F. Keefe	3,342,657	146,218	23,810	599,165
Tom B. Langley	2,979,147	524,532	9,006	599,165
Robert F. Shuford, Sr.	2,973,672	538,629	384	599,165
Robert F. Shuford, Jr.	2,849.452	531,624	131,609	599,165
Ellen Clark Thacker	2,977,932	532,103	2,650	599,165
Elizabeth S. Wash	2,987,175	524,991	519	599,165
Joseph R. Witt	2,951,757	551,715	9,212	599,165

	For	Against	Abstain	Broker Non-Votes
Advisory Approval of the Compensation of the Company’s Named Executive Officers	2,955,245	535,471	20,968	599,165

	For	Against	Abstain
Ratification of the Appointment of Yount, Hyde & Barbour, P.C. as the Company's Independent Registered Public Accountant	4,097,295	10,248	4,307

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: May 26, 2022
/s/ Robert F. Shuford, Jr.

Robert F. Shuford, Jr.
Chairman of the Board
President & Chief Executive Officer